Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q of Orchid Island Capital,

Inc. (the “Company”) for
the period ended March 31, 2021 to be filed with the Securities and Exchange

Commission on or about
the date hereof (the ”Report”), I, George H. Haas, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section

1350, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d)

of the Securities Exchange
Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial
condition and results of operations of the Company at the dates of, and for the periods covered by, the
Report.

It is not intended that this statement be deemed to be filed for purposes of the

Securities Exchange Act of
1934.

April 30, 2021 /s/ George H. Haas, IV
George H. Haas, IV
Chief Financial Officer